D E N N Y ’ S C O R P O R AT I O N A P R I L T H R O U G H J U L Y 2 0 2 4 INVESTOR PRESENTATION

2 The Company urges caution in considering its current trends and any outlook on earnings disclosed either in this presentation or in its press releases. In addition, certain matters discussed in either this presentation or related press releases may constitute forward- looking statements. These forward-looking statements, which reflect management's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expect”, “anticipate”, “believe”, “intend”, “plan”, “hope”, "will", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date this presentation was published or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: economic, public health and political conditions that impact consumer confidence and spending; commodity and labor inflation; the ability to effectively staff restaurants and support personnel; the Company's ability to maintain adequate levels of liquidity for its cash needs, including debt obligations, payment of dividends, planned share repurchases and capital expenditures as well as the ability of its customers, suppliers, franchisees and lenders to access sources of liquidity to provide for their own cash needs; competitive pressures from within the restaurant industry; the Company's ability to integrate and derive the expected benefits from its acquisition of Keke's Breakfast Cafe; the level of success of the Company’s operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment and geopolitical events (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports and other filings, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 27, 2023 (and in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). The presentation includes references to the Company’s non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to GAAP measures, certain non-GAAP financial measures are useful information to investors and analysts to assist in the evaluation of operating performance on a period-to-period basis. However, non-GAAP measures should be considered as a supplement to, not a substitute for, operating income, net income, and net income per share, or other financial performance measures prepared in accordance with GAAP. The Company uses adjusted EBITDA, adjusted net income and adjusted net income per share internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. These non-GAAP measures are adjusted for certain items the Company does not consider in the evaluation of its ongoing core operating performance. These adjustments are either non-recurring in nature or vary from period to period without correlation to the Company's ongoing core operating performance. See Appendix for non-GAAP reconciliations to the following GAAP measures: FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES $ Millions (except per share amounts) 2018 2019 2020 2021 2022 2023 YTD Mar 2024 Operating Income $73.6 $165.0 $6.7 $104.1 $60.6 $52.8 $10.0 Net Income (Loss) $43.7 $117.4 ($5.1) $78.1 $74.7 $19.9 $4.7 Net Income (Loss) per Share $0.67 $1.90 ($0.08) $1.19 $1.23 $0.35 $0.09

3 Q1 2024 HIGHLIGHTS 1 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. $18.4M Adjusted EBITDA* Denny’s Domestic System-Wide Same- Restaurant Sales1 (1.3%) Versus 2023 + 7.1% on a 2-year basis Adjusted Net Income Per Share* $0.11 Total Debt Leverage Ratio 3.5x New Openings 5 Including Three International Openings 3 Including First Café Outside of Florida $110.0M Total Operating Revenue

DENNY’S

5 DENNY’S DOMESTIC SALES $9.2 $8.0 $8.1 $7.9 $7.4 $7.1 $7.6 $7.5 $7.2 $7.0 $7.6 $7.5 $25.3 $26.2 $27.0 $25.2 $28.3 $28.1 $28.9 $29.1 $30.3 $29.6 $30.0 $29.2 $34.5 $34.3 $35.2 $33.1 $35.7 $35.1 $36.5 $36.7 $37.5 $36.5 $37.7 $36.8 -1% 0% 1% -2% 2% 2% 3% 8% 3% 2% 1% -1% -5% -3% -1% 1% 3% 5% 7% 9% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 D om es tic S ys te m -W id e S am e- R es ta ur an t S al es 1 A ve ra ge W ee kl y S al es ( $0 00 s) 3 Denny's On-Premises Sales Denny's Total Off-Premises Sales Denny's Total Sales Denny's Domestic System-Wide Same-Restaurant Sales 1 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2 2021 and 2022 Denny’s domestic system-wide same-restaurant sales1 are versus 2019. 3 Domestic average weekly sales reflect sales for company and franchised restaurants on Denny’s proprietary point of sale (POS) system. 4 Data for the Fiscal First Quarter 2024. 1, 2 69% 53% 25% 38%31% 47% 75% 62% 0% 20% 40% 60% 80% Dine In Off-Premise The Burger Den The Meltdown Sales Mix by Daypart4 Breakfast & Lunch Dinner & Late-Night 59% 63% 67% 68% 41% 37% 33% 32% 0% 20% 40% 60% 80% Dine In Off-Premise The Burger Den The Meltdown Sales Mix Weekday vs. Weekend4 Weekday Weekend Denny’s Q1 2024 Domestic Average Weekly Sales of Approximately $36,800.

6 DENNY’S VALUE AND OFF-PREMISES SALES $8.1 $7.0 $7.2 $7.0 $6.5 $6.1 $6.5 $6.5 $6.2 $6.0 $6.6 $6.5 $1.1 $1.0 $1.0 $0.9 $0.9 $0.9 $1.1 $1.1 $1.0 $1.0 $1.1 $1.0 27% 23% 23% 24% 21% 20% 21% 21% 19% 19% 20% 21% 0% 5% 10% 15% 20% 25% 30% 35% 40% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 To ta l O ff- P re m is es S al es a s % o f T ot al S al es 1 A ve ra ge W ee kl y S al es ( $0 00 s) 3 Virtual Brands Off-Premises Sales Denny's Off-Premises Sales Total Off-Premises Sales as % of Total Sales The Bu r ger Den and The Me l t down a r e cu r ren t l y a c t i ve in o v e r 1 , 200 and 1 ,100 domes t i c l o c a t ions , r e spec t i ve l y . Banda Bu r r i to wa s a c t ive i n nea r ly 100 domes t ic l o c a t ions du r ing Q1 2024 w i th expans ion t o a n a dd i t i ona l 200+ domes t ic l o ca t ions expec ted by t he end o f Q2 2024 . To ta l v a lue s a les m i x f o r Q1 2024 wa s 19% , up f r om 17% i n Q4 2023 . Q1 2024 v a lue messag ing f e a tu red ou r O r ig ina l Grand S lam s t a r t ing a t $5 .99 , wh i l e con t inu ing t o f e a tu re ou r s i gna tu re Super S lam s t a r t ing a t $7 .99 . Starting@ $7.99 14% 13% 11% 11% 10% 14% 14% 15% 16% 17% 17% 19% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Total Value Sales Mix

7 1 Total of 1,385 Restaurants in the U.S. with Strongest Presence in California, Texas, Florida, and Arizona 1. International Presence of 168 Restaurants in 14 Countries and U.S. Territories 1. 364 82 29 197 6 4 6 11 120 11 174 9 10 40 23 20 4 28 11 20 4 20 8 4 3 3 44 30 31 35 36 41 2 3 1 13 23 13 3 1 2 4 2 5 6 1 22 DENNY’S FOOTPRINT Denny ’ s G loba l Foo tp r i n t 1 Country Number of Restaurants United States 1,385 Canada 86 Puerto Rico 16 Philippines 16 Mexico 15 New Zealand 7 Honduras 7 United Arab Emirates 5 Guatemala 4 Costa Rica 3 El Salvador 3 Guam 2 Indonesia 2 Curaçao 1 United Kingdom 1 Total System 1,553 1 Data through Fiscal March ended March 27, 2024. 6 2

8 Well Diversified, Experienced, and Energetic Group of 206 Franchisees 1. • 33 franchisees with more than 10 restaurants each collectively comprise approximately 66% of the franchise system. • Approximately 20% of our franchisees operate multiple concepts1 providing a well-rounded perspective within the industry. Ownership o f 1 ,489 Franchisee Res taurants 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 79 38% 79 5% 2–5 66 32% 209 14% 6–10 28 14% 218 15% 11–20 17 8% 240 16% 21–35 8 4% 235 16% >35 8 4% 508 34% Total 206 100% 1,489 100% DENNY'S STRONG PARTNERSHIP WITH FRANCHISEES 1 Data through Fiscal March ended March 27, 2024.

KEKE’S

10 KEKE’S HIGHLIGHTS Total of 60 Cafés Across Florida with Heavy Concentrations in the Orlando and Tampa Areas 1. Opened First Café Outside of Florida During Q1 2024 in Tennessee. 1 Data through Fiscal March ended March 27, 2024. 2 Keke’s data is annualized based on the reported Average Unit Volumes following acquisition. Ownersh ip o f 50 F r anch i see Res t au r an t s 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 9 47% 9 18% 2–5 8 42% 26 52% 6–10 2 11% 15 30% Total 19 100% 50 100% $1.6 $1.2 $1.9 $1.8 $1.8 $0.0 $1.0 $2.0 $3.0 2019 2020 2021 2022 2023 $M s Keke’s System Restaurant AUVs 2 Keke ’ s Mar ke t s 1 DMA Number of Restaurants Orlando/Daytona 26 Tampa/St. Petersburg/Sarasota 20 Jacksonville 5 West Palm Beach/Ft Pierce 4 Ft Myers/Naples 3 Gainesville 1 Tallahassee/Thomasville 1 Nashville 1 Total System 61

11 GROWTH MOMENTUM DEVELOPMENT HIGHLIGHTS • Hendersonville location marked Keke’s initial introduction outside of Florida footprint. • On pace to be a ~$2M AUV café. Hendersonville Opened January 2024 NASHVILLE, TN JACKSONVILLE, FL Oakleaf Opened March 2024 Atlantic Beach Opened February 2024 DEVELOPMENT COMMITMENTS FOR OVER 100 NEW CAFÉS 1 CONTINUED EXPANSION IN NASHVILLE, TN MARKET WITH GALLATIN LOCATION Gallatin Opening May 2024 FOUR CAFÉS CURRENTLY UNDER CONSTRUCITON, WITH SEVERAL OTHERS IN PERMITTING AND SITE APPROVAL PHASES1 1 As of Fiscal March ended March 27, 2024.

12 NEW KEKE’S DESIGN New DesignCurrent Design

DENNY’S CORPORATION

14 $286.5 $240.0 $210.0 $170.0 $261.5 $255.5 $261.2 $30.6 $16.5 $15.4 $12.7 $11.2 $10.5 $10.2 3.0x 2.7x 2.1x 3.4x 3.3x 3.5x 0.0x 1.0x 2.0x 3.0x 4.0x 2018 2019 2020 2021 2022 2023 YTD Mar 2024 $0.0 $100.0 $200.0 $300.0 $400.0 To ta l D eb t ( $ M ill io ns ) Credit Facility Finance Leases Total Debt Leverage Ratio 3 SOLID BALANCE SHEET WITH FLEXIBILITY $25.0 $42.9 $96.2 $34.2 $30.6 $64.9 $52.1 $4.8 $67.9 2018 2019 2020 2021 2022 2023 YTD Mar 2024 ASR Open Market $ In Millions Disciplined Focus on Debt Leverage with Financial Flexibility to Make Brand Investments & Return Capital to Shareholders • During Q1 2024, allocated approximately $4.8 million to share repurchases1. • Allocated over $700 million towards share repurchases since program began in late 20102. • Repurchased approximately 68 million shares at an average of $10.39 per share resulting in a 48% net reduction in share count2. • Approximately $97 million remaining under existing repurchase authorization1. 4 1 Data through Fiscal March ended March 27, 2024. Includes 1% excise tax on the value of corporate share repurchases (net of issuance). 2 Data from November 2010 through Fiscal March ended March 27, 2024. 3 Total debt leverage ratio was waived starting in Q2 ’20 through Q1 ‘21. 4 Increased borrowings under the credit facility in 2022 were primarily due to the Keke’s acquisition.

15 OUR CRAVE STRATEGIES C rea te Lead ing Edge So lu t ions Wi th Technology & Innova t ion Robust New Res taurant G row th as the Franchisor o f Cho ice Assemble Bes t In Class Peop le and Teams Through Cu l tu re, Too ls & Sys tems Va l ida te & Op t imize the Bus iness Mode l to Max imize Res taurant Margins E l eva te Pro f i tab le Tra f f ic Through the Gues t Exper ience & Un iquely Craveable Food

APPENDIX

17 History of Steady Growth in Franchised and Company Average Unit Volumes1. Refranchising Strategy Benefited AUVs at Both Franchised and Company Restaurants in 2019. DENNY’S FRANCHISED AND COMPANY RESTAURANT SALES 1 Excluding pandemic-impacted years. 2 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 3 2021 and 2022 Denny’s domestic system-wide same-restaurant sales2 are versus 2019. 2% 2% -23% -1% 7% 3% -40% -30% -20% -10% 0% 10% 2018 2019 2020 2021 2022 2023 Denny’s Company Same-Restaurant Sales 2,3 -20 -40% -37% -4 1% 2% -18% -1% 1% 4% -40% -30% -20% -10% 0% 10% 2018 2019 2020 2021 2022 2023 Denny’s Domestic Franchised Same-Restaurant Sales 2,3 -31% 5-20 -40% $1.6 $1.7 $1.2 $1.6 $1.7 $1.8 $0.0 $1.0 $2.0 $3.0 2018 2019 2020 2021 2022 2023 $M s Denny’s Franchise Restaurants AUVs $2.3 $2.5 $1.8 $2.7 $3.0 $3.1 $0.0 $1.0 $2.0 $3.0 2018 2019 2020 2021 2022 2023 $M s Denny’s Company Restaurant AUVs

18 NON-GAAP FINANCIAL MEASURES 15.4% 16.0% 2.2% 17.4% 12.3% 14.2% 11.5% 0.0% 20.0% 40.0% 60.0% 2018 2019 2020 2021 2022 2023 YTD Mar 2024 Adjusted Company Operating Margin %* $108.8 $104.0 $38.2 $89.8 $88.8 $89.4 $18.4 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 2018 2019 2020 2021 2022 2023 YTD Mar 2024 $M s Adjusted EBITDA* $45.0 $48.6 ($4.2) $33.6 $35.4 $34.8 $5.7 $0.69 $0.79 ($0.07) $0.51 $0.58 $0.62 $0.11 $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 -$20.0 $0.0 $20.0 $40.0 $60.0 2018 2019 2020 2021 2022 2023 YTD Mar 2024 $M s Adjusted Net Income (Loss)* Adjusted Net Income (Loss) Per Share* 47.7% 48.8% 47.4% 50.6% 47.3% 50.7% 52.2% 0.0% 20.0% 40.0% 60.0% 2018 2019 2020 2021 2022 2023 YTD Mar 2024 Adjusted Franchise Operating Margin %* * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures

19 Robert P. Verostek, Executive Vice President, Chief Financial Officer. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012 and Chief Financial Officer in 2020. Prior experience includes various accounting roles for Insignia Financial Group. Kelli F. Valade, President and Chief Executive Officer of Denny’s Corporation. Prior to joining Denny's in June 2022, served as CEO of Red Lobster, CEO of Black Box Intelligence, and held various management positions at Chili’s including Brand President, Chief Operating Officer and Senior Vice President of Human Resources. Jay C. Gilmore, Senior Vice President, Chief Accounting Officer and Corporate Controller. Joined Denny’s in 1999 as Director of Accounting and Assistant Corporate Controller and was named Senior Vice President, Chief Accounting Officer and Corporate Controller in 2021. Prior experience includes serving as a Senior Manager with KPMG LLP. Gail S. Myers, Executive Vice President, Chief Legal & Administrative Officer and Corporate Secretary. Prior to joining Denny’s in 2020, served as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer for American Tire Distributors, Inc., Senior Vice President, Deputy General Counsel and Chief Compliance Counsel at U.S. Foods and Senior Vice President, General Counsel and Secretary at Snyder's-Lance, Inc. David P. Schmidt, President of Keke’s Breakfast Café. Prior to joining Keke’s in September 2022, served as CFO of Red Lobster and worked for Bloomin’ Brands where he held various leadership roles throughout his tenure including Group Vice President and CFO of Bloomin’ Brand’s Casual Dining. Stephen C. Dunn, Executive Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. EXPERIENCED AND COMMITTED LEADERSHIP TEAM Pankaj Patra, Executive Vice President, Chief Digital and Technology Officer. Prior to joining Denny’s in 2023, served as Chief Information Officer and Senior Vice President at Brinker International, Inc. and brings 25 years of experience as an innovative enterprise technology architect, digital strategist and information technology leader.

20 $ Millions 2018 2019 20201 2021 2022 2023 YTD Mar 2024 Net Income (Loss) $43.7 $117.4 ($5.1) $78.1 $74.7 $19.9 $4.7 Provision for (Benefit from) Income Taxes 8.6 31.8 (2.0) 26.0 24.7 7.0 1.5 Goodwill Impairment Charges - - - - - 6.4 - Operating (Gains) Losses and Other Charges, Net 2.6 (91.2) 1.8 (46.1) (1.0) 2.5 (0.3) Other Nonoperating Expense (Income), Net 0.6 (2.8) (4.2) (15.2) (52.6) 8.3 (0.6) Share‐Based Compensation Expense 6.0 6.7 7.9 13.6 11.4 8.9 2.8 Deferred Compensation Plan Valuation Adjustments (1.0) 2.6 1.6 2.1 (2.2) 1.9 0.7 Interest Expense, Net 20.7 18.5 18.0 15.1 13.8 17.6 4.4 Depreciation and Amortization 27.0 19.8 16.2 15.4 14.9 14.4 3.6 Legal Settlement Expenses 0.3 1.1 0.5 2.1 4.2 2.3 1.4 Pre-Opening Expenses 0.1 0.0 - - - 0.3 0.4 COVID-19 Related Expenses - - 3.5 (1.4) - - - Leadership Transition Costs - - - - 0.3 - - Acquisition Costs - - - - 0.6 - - Other Adjustments 0.2 (0.0) 0.0 - (0.1) (0.1) (0.1) Adjusted EBITDA $108.8 $104.0 $38.2 $89.8 $88.8 $89.4 $18.4 Adjusted EBITDA Margin % 17.3% 19.2% 13.0% 22.6% 19.4% 19.3% 16.8% Net Income (Loss) $43.7 $117.4 ($5.1) $78.1 $74.7 $19.9 $4.7 (Gains) Losses and Amort. on Interest Rate Swap Derivatives, Net - - (2.2) (12.6) (55.0) 11.0 0.1 Gains on Sales of Assets and Other, Net (0.5) (93.6) (4.7) (47.8) (3.4) (2.2) (0.6) Impairment Charges2 1.6 - 4.1 0.4 1.0 8.6 0.1 Legal Settlement Expenses 0.3 1.1 0.5 2.1 4.2 2.3 1.4 Pre-Opening Expenses 0.1 0.0 - - - 0.3 0.4 COVID-19 Related Expenses - - 3.5 (1.4) - - - Leadership Transition Costs - - - - 0.3 - - Acquisition Costs - - - - 0.6 - - Other Adjustments 0.2 (0.0) 0.0 - (0.1) (0.1) (0.1) Tax Effect3 (0.3) 23.8 (0.3) 14.8 13.0 (5.0) (0.3) Adjusted Net Income (Loss) $45.0 $48.6 ($4.2) $33.6 $35.4 $34.8 $5.7 Net Income (Loss) Per Share - Diluted $0.67 $1.90 ($0.08) $1.19 $1.23 $0.35 $0.09 Adjustments Per Share $0.02 ($1.11) $0.01 ($0.68) ($0.65) $0.27 $0.02 Adjusted Net Income (Loss) Per Share $0.69 $0.79 ($0.07) $0.51 $0.58 $0.62 $0.11 Diluted Weighted Average Shares Outstanding (000’s) 65,562 61,833 60,812 65,573 60,879 56,196 53,214 RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP FINANCIAL MEASURES 1 Includes 53 operating weeks. 2 Impairment charges include goodwill impairment charges of $6.4 million for full year 2023. 3 Tax adjustments for full year 2018, 2019, 2020, 2021, 2022, 2023 and year-to-date 2024 reflect an effective tax rate of 16.4%, 25.7%, 25.6%, 25.0%, 24.9%, 25.0% and 24.6%, respectively.

21 $ Millions 2018 2019 20201 2021 2022 2023 YTD Mar 2024 Operating Income $73.6 $165.0 $6.7 $104.1 $60.6 $52.8 $10.0 General and Administrative Expenses 63.8 69.0 55.0 68.7 67.2 77.8 21.2 Depreciation and Amortization 27.0 19.8 16.2 15.4 14.9 14.4 3.6 Goodwill Impairment Charges - - - - - 6.4 - Operating (Gains) Losses and Other Charges, Net 2.6 (91.2) 1.8 (46.1) (1.0) 2.5 (0.3) Restaurant-Level Operating Margin $167.1 $162.7 $79.7 $142.1 $141.6 $153.9 $34.5 Restaurant-Level Operating Margin Consists Of: Company Restaurant Operating Margin 63.2 48.0 3.6 28.1 20.3 27.9 4.2 Franchise Operating Margin 104.0 114.7 76.1 114.0 121.3 125.9 30.3 Restaurant-Level Operating Margin $167.1 $162.7 $79.7 $142.1 $141.6 $153.9 $34.5 Adjustments 0.6 1.1 6.4 1.3 4.2 2.5 1.7 Adjusted Restaurant-Level Operating Margin $167.7 $163.7 $86.1 $143.4 $145.8 $156.4 $36.1 Adjusted Restaurant-Level Operating Margin Consists Of: Adjusted Company Restaurant Operating Margin 63.5 49.0 2.6 30.4 24.5 30.5 6.0 Adjusted Franchise Operating Margin 104.1 114.7 83.6 112.9 121.3 125.9 30.1 Adjusted Restaurant-Level Operating Margin $167.7 $163.7 $86.1 $143.4 $145.8 $156.4 $36.1 1 Includes 53 operating weeks. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are useful information to investors and analysts to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. However, non-GAAP measures should be considered as a supplement to, not a substitute for, operating income, net income, and net income per share, or other financial performance measures prepared in accordance with GAAP. The Company uses restaurant-level operating margin, company restaurant operating margin and franchise operating margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. Restaurant-level operating margin is the total of company restaurant operating margin and franchise operating margin and excludes: (i) general and administrative expenses, which include primarily non-restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office; (ii) depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants; (iii) special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results. Company restaurant operating margin is defined as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and presents it as a percent of company restaurant sales. Adjusted company operating restaurant margin is defined as company restaurant operating margin less certain items such as legal settlement expenses, pre-opening expenses, and other items the Company does not consider in the evaluation of its ongoing core operating performance. Franchise operating margin is defined as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise and other fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and presents it as a percent of franchise and license revenue. Adjusted franchise operating margin is defined as franchise operating margin less certain items the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted restaurant-level operating margin is the total of adjusted company restaurant operating margin and adjusted franchise operating margin and is defined as restaurant-level operating margin adjusted for certain items the Company does not consider in the evaluation of its ongoing core operating performance. These adjustments are either non-recurring in nature or vary from period to period without correlation to the Company's ongoing core operating performance. See most recent press release for a further breakdown of adjusted restaurant-level operating margin. RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES